1 Earnings Call – Q2 - FY24 April 3, 2024

With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, as well as expenses we may incur in connection therewith, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

Second Quarter Highlights $0.20 Diluted EPS $18.3M Revenue 39% Adj. EBITDA as % of Revenue $18.0M Backlog 3 CURRENT PERIOD Prior Year Comparison (2Q23) $15.8M Revenue $0.20 Diluted EPS 39% Adj. EBITDA as % of Revenue $15.4M Backlog

Second Quarter Software Highlights

General

- Overall software revenue growth of 11%
- Good renewal rate, upsell and new logo activity
- Active and strong pipeline

ADMET Predictor® (Cheminformatics)

+14% Q2 Revenue Growth

- 8 new customers
- 18 upsells to existing customers

+10% YTD Revenue Growth

GastroPlus® (Physiologically Based Pharmacokinetics)

+2% Q2 Revenue Growth

- 6 new customers
- 9 upsells to existing customers

+11% YTD Revenue Growth

MonolixSuite® (Clinical Pharmacology & Pharmacometrics)

+38% Q2 Revenue Growth

- 7 new customers
- 10 upsells to existing customers

+21% YTD Revenue Growth

4

Second Quarter Services Highlights

General

- Overall services revenue growth of 27%
- Total backlog $18.0M – strong as we enter second half of fiscal 2024
- Good momentum into second half fiscal 2024
- Continued volatility for project completion due to data delays and drug program start/stop decisions

Physiologically Based Pharmacokinetics (PBPK)

+39% Q2 Revenue Growth

- Strong performance after sluggish first quarter

+11% YTD Revenue Growth

Quantitative Systems Pharmacology (QSP)

+78% Q2 Revenue Growth

- Benefiting from immunology and cancer model projects

+89% YTD Revenue Growth

Clinical Pharmacology & Pharmacometrics (CPP)

+10% Q2 Revenue Growth

- Solid performance despite impact of volatility

+11% YTD Revenue Growth

5

Financial Results

63% 37% Software Services 67% 33% Software Services Revenue - Q2 FY24 (in millions) Software RevenueTotal Revenue Services Revenue +16% +11% +27% 2Q24 Mix 2Q23 Mix 7 $9.8 $10.5 $11.6 $5.0 $5.3 $6.7 $14.8 $15.8 $18.3 Software Services 2Q22 2Q23 2Q24

59% 41% Software Services 60% 40% Software Services Revenue - YTD (in millions) Software RevenueTotal Revenue Services Revenue +18% +16% +22% FY24 Mix FY23 Mix 8 $17.1 $16.6 $19.2 $10.1 $11.2 $13.6 $27.2 $27.7 $32.8 Software Services FY22 FY23 FY24

61% 39% Software Services 59% 41% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software RevenueTotal Revenue Services Revenue +19% +22% +14% 2Q24 Mix 2Q23 Mix 9 $30.8 $32.1 $39.2 $19.1 $22.3 $25.5$49.8 $54.4 $64.7Software Services 2Q22 2Q23 2Q24

Gross Margin Trends - Q2 FY24 10 92% 92% 88% 59% 66% 44% 81% 83% 72% Software Services Total 2Q22 2Q23 2Q24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

Gross Margin Trends - YTD 11 91% 90% 88% 60% 68% 46% 79% 81% 70% Software Services Total FY22 FY23 FY24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

Gross Margin Trends - TTM 12 90% 90% 89% 59% 68% 54% 78% 81% 75% Software Services Total 2Q22 2Q23 2Q24 1 Decrease in gross margin was partially due to a shift in reporting effective 1Q’24, where certain cost items are reflected in cost of revenues for services that were previously in SG&A expense. 1

18% 54% 4% 24% Software Revenue by Business Unit 13 Software Business Unit as % of Software Revenue 2Q24 17% 53% 7% 23% CHEM PBPK QSP CPP YTD 19% 55% 6% 20% TTM

Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q2 FY24 Commercial Customers Renewal Rates 14 $101 $110 $113 2Q22 2Q23 2Q24 87% 80% 85% 96% 94% 94% Accounts Fees 2Q22 2Q23 2Q24

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 15 $85 $85 $95 2Q22 2Q23 2Q24 86% 83% 84% 94% 92% 93% Accounts Fees 2Q22 2Q23 2Q24

25% 27% 43% 5% Services Revenue by Business Unit 16 Services Business Unit as % of Services Revenue 2Q24 22% 29% 45% 4% PBPK QSP CPP REG YTD 22% 30% 43% 5% TTM

$17.0 $15.4 $18.0 2Q22 2Q23 2Q24 72 72 59 25 20 24 63 63 77 21 28 16 181 183 176 PBPK QSP CPP REG 2Q22 2Q23 2Q24 Services Performance Metrics Total Projects Backlog 17

Income Statement Summary - Q2 FY24 18 (in millions, except Diluted EPS) 2Q24 % of Rev 2Q23 % of Rev Revenue $18.3 100% $15.8 100% Revenue growth 16% 6% Gross profit 13.2 72% 13.1 83% R&D 1.3 7% 1.3 8% S&M 1.9 11% 1.7 11% G&A 5.5 30% 6.0 38% Total operating exp 8.8 48% 9.1 58% Income from operations 4.4 24% 4.0 26% Income before income taxes 5.3 29% 5.1 32% Income taxes (1.2) 7% (0.9) 6% Effective tax rate 23% 18% Net income $4.0 22% $4.2 27% Diluted earnings per share $0.20 $0.20 Adjusted EBITDA $7.1 39% $6.2 39%

Income Statement Summary - YTD 19 2Q24 % of Rev 2Q23 % of Rev Revenue $32.8 100% $27.7 100% Revenue growth 18% 2% Gross profit 23.1 70% 22.4 81% R&D 2.5 8% 2.5 9% S&M 3.9 12% 3.2 12% G&A 11.2 34% 11.8 43% Total operating exp 17.7 54% 17.5 63% Income from operations 5.4 16% 4.9 18% Income before income taxes 7.7 23% 6.7 24% Income taxes (1.7) 5% (1.3) 5% Effective tax rate 22% 19% Net income $6.0 18% $5.4 20% Diluted earnings per share $0.29 $0.26 Adjusted EBITDA $10.5 32% $9.2 33% (in millions, except Diluted EPS)

Balance Sheet Summary 20 February 29, 2024 August 31, 2023 Cash and short-term investments $108.5 $115.5 Total current assets 128.0 130.4 Long-term investments* $9.0 $— Total assets $194.0 $186.1 Current liabilities 14.5 12.0 Long-term liabilities 2.4 4.1 Total liabilities 16.9 16.1 Shareholders’ equity 177.0 170.0 Total liabilities and shareholders’ equity $194.0 $186.1 (in millions) *Investments greater than twelve months, do not exceed eighteen months and can readily be converted to cash when needed.

Fiscal 2024 Guidance 21 Guidance Total Revenue $66M to $69M Total Revenue Growth 10% to 15% Software Revenue Mix 55% to 60% Services Revenue Mix 40% to 45% Diluted EPS $0.66 to $0.68

STRONG START TO FISCAL 2024 Delivering on our commitment to scientific leadership Challenges being addressed 22 • Internal R&D investment • Expanding industry and regulatory partnerships Enhancing our client facing capabilities Focus on Capital Allocation CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET Conclusion • Appointed new CRO to lead sales effort • Reorganized operations to put clients first • Focus on supporting accelerated growth in distributor network • Small biotech churn • General market dynamics: inflation, recession & forex • ASR program has been completed • Corporate development initiative

Adjusted EBITDA Non-GAAP Reconciliation* 23 FY 2022 FY 2023 FY 2024 FY 2022 FY 2023 FY 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Full Year Full Year YTD Net Income $3.0 $4.4 $4.1 $1.0 $1.2 $4.2 $4.0 $0.5 $1.9 $4.0 $12.5 $10.0 $6.0 Excluding: Interest income and expense, net (0.1) (0.1) (0.1) (0.4) (0.8) (1.0) (1.1) (1.3) (1.3) (1.3) (0.7) (4.1) (2.6) Provision for income taxes 0.8 1.1 0.7 (0.1) 0.4 0.9 0.9 (0.5) 0.5 1.2 2.6 1.7 1.7 Depreciation and amortization 0.8 1.0 0.9 0.9 0.9 0.9 0.9 1.1 1.1 1.1 3.6 3.9 2.2 Stock-based compensation 0.6 0.7 0.7 0.7 0.9 1.2 1.1 1.1 1.3 1.6 2.7 4.2 2.9 (Gain) loss on currency exchange (0.1) (0.1) 0.2 0.2 — — 0.3 0.2 — 0.1 0.2 0.5 0.1 Impairment of other intangibles — — — — — — — 0.5 — — — 0.5 — Change in value of contingent consideration 0.1 0.1 — — — — — 0.7 (0.1) 0.4 0.3 0.7 0.3 Mergers & Acquisitions expense — — — 0.3 0.3 0.1 0.4 2.5 — — 0.3 3.3 — Adjusted EBITDA $5.3 $7.2 $6.5 $2.5 $3.0 $6.2 $6.5 $4.9 $3.4 $7.1 $21.5 $20.6 $10.5 (in millions) *Numbers may not add due to rounding

Investor Relations Contacts: Lisa Fortuna Financial Profiles 310-622-8234 slp@finprofiles.com Renee Bouche Simulations Plus Investor Relations 661-723-7723 renee.bouche@simulations-plus.com